BLACKROCK FUNDSSM

BlackRock New Jersey Municipal Money Market Portfolio

BlackRock North Carolina Municipal Money Market Portfolio

BlackRock Virginia Municipal Money Market Portfolio

(each a “Fund” and collectively the “Funds”)

Supplement dated July 29, 2015 to the

Prospectuses and Statement of Additional Information

of the Funds, dated July 29, 2015

On July 28, 2015, the Board of Trustees of BlackRock FundsSM (the “Trust”) approved a proposal to close BlackRock New Jersey Municipal Money Market Portfolio, BlackRock North Carolina Municipal Money Market Portfolio and BlackRock Virginia Municipal Money Market Portfolio (each individually, a “Fund” and collectively, the “Funds”) to new investors and thereafter to liquidate the Funds. Accordingly, effective 4:00 P.M. (Eastern time) on August 28, 2015, each Fund will no longer accept purchase orders from new investors. On or about December 15, 2015 (the “Liquidation Date”), all of the assets of the Funds will be liquidated completely, the shares of any shareholders holding shares on the Liquidation Date will be redeemed at the net asset value per share and each Fund will then be terminated as a series of the Trust. Shareholders may redeem their Fund shares or exchange their shares into an appropriate class of shares of another money market fund advised by BlackRock Advisors, LLC or its affiliates at any time prior to the Liquidation Date. The Funds may not achieve their investment objective as the Liquidation Date approaches.

Shareholders should consult their personal tax advisers concerning their tax situation and the impact of exchanging to a different fund on their tax situation.

Shareholders should retain this Supplement for future reference.

PRO-MM-0715SUP3